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                                                     Exhibit 23

                    CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 33-29084) of A.P. Pharma, Inc. of our report dated April 28, 2004, relating to the financial statements and schedule of the AP Pharma 401(k) Plan included in this Annual Report on Form 11-K.




By /s/  Mohler, Nixon & Williams
  ------------------------------
  MOHLER, NIXON & WILLIAMS
  Accountancy Corporation

Campbell, California
June 17, 2004